Filed pursuant to Rule 497(a)

File No. 333-238518

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Apollo Investment Corporation

Reports Financial Results for the Quarter Ended June 30, 2022,

Makes Strategic Announcements, and

Increases Quarterly Base Distribution

Strategic Announcements Reinforce Position as a Pure Play Senior Secured Middle Market BDC(1)

•	Established New Industry-Leading Fee Structure to Support Senior Secured Investment Strategy(2)

•	MidCap Financial,(3) one of the World’s Leading Middle Market Origination Businesses, Makes Aligning Primary Equity Investment in BDC at NAV

•	BDC to Rebrand as ‘MidCap Financial Investment Corporation’(4)

•	Senior Leadership Promotions to Align with Enhanced Strategy(5)

Fiscal First Quarter and Other Recent Highlights:

•	Net investment income per share for the quarter was $0.37 compared to $0.42 for the quarter ended March 31, 2022

•	Net asset value per share as of the end of the quarter was $15.52 compared to $15.79 as of March 31, 2022, a decrease of 1.7%

•	New investment commitments made during the quarter totaled $195 million(6)

•	Gross fundings during the quarter totaled $227 million(7) consisting of $165 million of term loans and $62 million of revolvers

(1)	The Company has issued a separate press release and posted a presentation on its website which provide additional detail on the strategic announcements.
(2)	The changes to the fee structure will be effective for the period beginning January 1, 2023.
(3)

MidCap Financial refers to MidCap FinCo Designated Activity Company, a designated activity company limited by shares incorporated under the laws of Ireland, and its subsidiaries, including MidCap Financial Services, LLC. MidCap Financial is managed by Apollo Capital Management, L.P., a subsidiary of Apollo Global Management, Inc., pursuant to an investment management agreement between Apollo Capital Management, L.P. and MidCap FinCo Designated Activity Company. MidCap Financial is not an investment adviser, subadviser or fiduciary to the Company or to the Company’s Investment Adviser. MidCap Financial is not obligated to take into account the Company’s interests (or those of other potential participants in its originations) when originating loans across its platform.

(4)

The Company will change its name from Apollo Investment Corporation to MidCap Financial Investment Corporation effective on or around August 12, 2022. The Company’s common stock will begin to trade under the ticker “MFIC” on the NASDAQ Global Select Market on or around August 12, 2022. The Company will be changing its website to www.midcapfinancialic.com on or around August 12, 2022.

(5)	The senior leadership promotions are effective immediately.
(6)	Commitments made for the corporate lending portfolio.
(7)	Gross fundings include $0.08 million of equity.

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•	Gross exits during the quarter totaled $184 million primarily consisting of $112 million of term loan repayments, $10 million of equity positions and $62 million of gross revolver

•	Net fundings during the quarter totaled $43 million primarily consisting of $44 million of net term loan fundings and $1 million of net revolver repayments

•

Net leverage(8) as of June 30, 2022 was 1.58x, compared to 1.51x as of March 31, 2022; adjusting for net paydowns post quarter-end and including the impact from the $30 million equity investment from MidCap Financial, net leverage is currently approximately 1.45x

•	Repurchased $1.6 million(9) of common stock

•	Increased base distribution to $0.32 per share for the quarter ending June 30, 2022(10)

•	Kroll Bond Rating Agency (KBRA) affirmed the BBB- issuer and senior unsecured debt ratings for the Company in July

New York, NY — August 2, 2022 — Apollo Investment Corporation (NASDAQ: AINV) or the “Company,” or “Apollo Investment,” today announced financial results for its first fiscal quarter ended June 30, 2022. The Company’s net investment income was $0.37 per share for the quarter ended June 30, 2022, compared to $0.42 per share for the quarter ended March 31, 2022. The Company’s net asset value (“NAV”) was $15.52 per share as of June 30, 2022, compared to $15.79 as of March 31, 2022.

On August 1, 2022, the Board of Directors declared a distribution of $0.32 per share payable on October 11, 2022 to shareholders of record as of September 20, 2022.

Mr. Howard Widra, the Company’s Executive Chairman commented, “In conjunction with the release of earnings for the quarter, we are announcing several transformative changes which reinforce our position as a pure play senior secured middle market BDC creating an institutional-quality offering available to a broad universe of investors. To support our senior secured assets, our Board and Investment adviser have established a new industry-leading fee structure among listed BDCs. In addition, MidCap Financial, one of the world’s leading middle market lenders and an affiliate of Apollo, has made a $30 million primary equity investment at NAV in the BDC. In connection with today’s announcements, we have elected to change the Company’s name to MidCap Financial Investment Corporation which reflects our investment strategy of primarily investing in loans originated by MidCap Financial. We are also pleased to announce that we are increasing our quarterly base dividend from 31 cents per share to 32 cents per share.”

Mr. Tanner Powell, the Company’s Chief Executive Officer commented, “Results for the June quarter reflect strong earnings given the increase in base rates. We believe that the credit fundamentals of our corporate lending portfolio remain strong and our portfolio is well-positioned for the current and evolving economic environment.”

(8)

The Company’s net leverage ratio is defined as debt outstanding plus payable for investments purchased, less receivable for investments sold, less cash and cash equivalents, less foreign currencies, divided by net assets.

(9)	From April 1, 2022 through Aug 1, 2022.
(10)	The distribution is payable on October 11, 2022 to stockholders of record on September 20, 2022.

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File No. 333-238518

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FINANCIAL HIGHLIGHTS

($ in billions, except per share data)	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Total assets	$2.64	$2.60	$2.67	$2.69	$2.59
Investment portfolio (fair value)	$2.55	$2.52	$2.59	$2.61	$2.49
Debt outstanding	$1.60	$1.55	$1.59	$1.60	$1.49
Net assets	$0.99	$1.00	$1.02	$1.04	$1.04
Net asset value per share	$15.52	$15.79	$16.08	$16.07	$16.02

Debt-to-equity ratio	1.62 x	1.54 x	1.55 x	1.54 x	1.43 x
Net leverage ratio (1)	1.58 x	1.51 x	1.52 x	1.51 x	1.39 x

(1)

The Company’s net leverage ratio is defined as debt outstanding plus payable for investments purchased, less receivable for investments sold, less cash and cash equivalents, less foreign currencies, divided by net assets.

PORTFOLIO AND INVESTMENT ACTIVITY

	Three Months Ended June 30,
(in millions)*	2022	2021
Investments made in portfolio companies	$227.4	$295.2
Investments sold	—	—

Net activity before repaid investments	227.4	295.2
Investments repaid	(184.0)	(266.1)

Net investment activity	$43.4	$29.1

Portfolio companies at beginning of period	139	135
Number of new portfolio companies	7	11
Number of exited portfolio companies	(6)	(6)

Portfolio companies at end of period	140	140

Number of investments made in existing portfolio companies	53	37

*	Totals may not foot due to rounding.

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OPERATING RESULTS

	Three Months Ended June 30,
(in millions)*	2022	2021
Net investment income	$23.5	$25.3

Net realized and change in unrealized gains (losses)	(17.8)	6.8

Net increase in net assets resulting from operations	$5.7	$32.1

(per share)* (1)

Net investment income on per average share basis	$0.37	$0.39

Net realized and change in unrealized gain (loss) per share	(0.28)	0.10

Earnings per share — basic	$0.09	$0.49

*	Totals may not foot due to rounding.
(1)	Based on the weighted average number of shares outstanding for the period presented.

SHARE REPURCHASE PROGRAM *

During the three months ended June 30, 2022, the Company repurchased 128,522 shares at a weighted average price per share of $12.74, inclusive of commissions, for a total cost of $1.6 million. This represents a discount of approximately 18.60% of the average net asset value per share for the three months ended June 30,2022.

Since the inception of the share repurchase program and through August 1, 2022, the Company repurchased 15,395,036 shares at a weighted average price per share of $15.97, inclusive of commissions, for a total cost of $245.8 million, leaving a maximum of $29.2 million available for future purchases under the current Board authorization of $275 million.

*	Share figures have been adjusted for the 1-for-3 reverse stock split which was completed after market close on November 30, 2018.

LIQUIDITY

As of June 30, 2022, the Company’s outstanding debt obligations, excluding deferred financing cost and debt discount of $4.6 million, totaled $1.602 billion which was comprised of $350 million of Senior Unsecured Notes (the “2025 Notes”) which will mature on March 3, 2025, $125 million of Unsecured Notes (the “2026 Notes”) which will mature on July 16, 2026 and $1.127 billion outstanding under the multi-currency revolving credit facility (the “Facility”). As of June 30, 2022, $27.0 million in standby letters of credit were issued through the Facility. The available remaining capacity under the Facility was $656 million as of June 30, 2022, which is subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

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File No. 333-238518

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CONFERENCE CALL / WEBCAST AT 8:00 AM EDT ON AUGUST 2, 2022

The Company will host a conference call on Tuesday, August 2, 2022 at 8:00 a.m. Eastern Time. All interested parties are welcome to participate in the conference call by dialing (866) 342-8591 approximately 5-10 minutes prior to the call; international callers should dial (203) 518-9713. Participants should reference either Apollo Investment Corporation Q1 2023 Earnings or Conference ID: AINVQ123 when prompted. A simultaneous webcast of the conference call will be available to the public on a listen-only basis and can be accessed through the Events Calendar in the Shareholders section of our website at www.apolloic.com. Following the call, you may access a replay of the event either telephonically or via audio webcast. The telephonic replay will be available approximately two hours after the live call and through August 23, 2022, by dialing (800) 839-8292; international callers should dial (402) 220-6069. A replay of the audio webcast will also be available later that same day. To access the audio webcast please visit the Events Calendar in the Shareholders section of our website at www.apolloic.com.

SUPPLEMENTAL INFORMATION

The Company provides a supplemental information package to offer more transparency into its financial results and make its reporting more informative and easier to follow. The supplemental package is available in the Shareholders section of the Company’s website under Presentations at www.apolloic.com.

Filed pursuant to Rule 497(a)

File No. 333-238518

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Our portfolio composition and weighted average yields as of June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021 were as follows:

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Portfolio composition, at fair value:
First lien secured debt	91%	90%	87%	85%	81%
Second lien secured debt	4%	4%	4%	6%	7%

Total secured debt	95%	94%	91%	91%	88%
Unsecured debt	—%	—%	1%	1%	1%
Structured products and other	0%	0%	0%	0%	0%
Preferred equity	1%	1%	1%	1%	1%
Common equity/interests and warrants	4%	5%	6%	7%	10%
Weighted average yields, at amortized cost (1):
First lien secured debt (2)	8.4%	8.0%	7.9%	7.9%	7.7%
Second lien secured debt (2)	11.7%	9.6%	9.6%	9.5%	10.0%
Total secured debt (2)	8.6%	8.1%	8.0%	7.9%	7.9%
Unsecured debt portfolio (2)	—%	—%	5.3%	5.2%	5.2%
Total debt portfolio (2)	8.6%	8.1%	7.9%	7.9%	7.9%
Total portfolio (3)	7.5%	7.1%	6.9%	6.9%	6.4%
Interest rate type, at fair value (4):
Fixed rate amount	$0.0 billion	$0.0 billion	$0.0 billion	—	—
Floating rate amount	$2.1 billion	$2.0 billion	$2.0 billion	$2.1 billion	$1.9 billion
Fixed rate, as percentage of total	1%	1%	1%	—	—
Floating rate, as percentage of total	99%	99%	99%	100%	100%
Interest rate type, at amortized cost (4):
Fixed rate amount	$0.0 billion	$0.0 billion	$0.0 billion	—	—
Floating rate amount	$2.1 billion	$2.0 billion	$2.0 billion	$2.1 billion	$1.9 billion
Fixed rate, as percentage of total	1%	1%	1%	—%	—%
Floating rate, as percentage of total	99%	99%	99%	100%	100%

(1)	An investor’s yield may be lower than the portfolio yield due to sales loads and other expenses.
(2)	Exclusive of investments on non-accrual status.
(3)	Inclusive of all income generating investments, non-income generating investments and investments on non-accrual status.
(4)

The interest rate type information is calculated using the Company’s corporate debt portfolio and excludes aviation, oil and gas, structured credit, renewables, shipping, commodities and investments on non-accrual status.

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File No. 333-238518

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APOLLO INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

(In thousands, except share and per share data)

	June 30, 2022	March 31, 2022
	(Unaudited)
Assets
Investments at fair value:
Non-controlled/non-affiliated investments (cost — $2,060,771 and $2,001,907, respectively)	$2,025,196	$1,977,647
Non-controlled/affiliated investments (cost — $130,855 and $130,866, respectively)	60,208	63,709
Controlled investments (cost — $602,913 and $613,056, respectively)	464,100	481,817
Cash and cash equivalents	34,512	30,033
Foreign currencies (cost — $1,027 and $601, respectively)	950	565
Receivable for investments sold	8,244	7,989
Interest receivable	18,842	15,554
Dividends receivable	5,393	5,083
Deferred financing costs	15,811	17,005
Prepaid expenses and other assets	1,825	719

Total Assets	$2,635,081	$2,600,121

Liabilities
Debt	$1,597,563	$1,550,608
Payable for investments purchased	206	—
Distributions payable	22,867	22,913
Management and performance-based incentive fees payable	10,270	9,912
Interest payable	9,341	3,335
Accrued administrative services expense	1,290	897
Other liabilities and accrued expenses	7,557	7,624

Total Liabilities	$1,649,094	$1,595,289

Commitments and contingencies

Net Assets	$985,987	$1,004,832

Net Assets
Common stock, $0.001 par value (130,000,000 shares authorized; 63,518,718 and 63,647,240 shares issued and outstanding, respectively)	$62	$62
Capital in excess of par value	2,077,124	2,078,760
Accumulated under-distributed (over-distributed) earnings	(1,091,199)	(1,073,990)

Net Assets	$985,987	$1,004,832

Net Asset Value Per Share	$15.52	$15.79

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APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Unaudited)

(In thousands, except per share data)

	Three Months Ended June 30,
	2022	2021
Investment Income
Non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind (“PIK”) interest income)	$42,448	$40,244
Dividend income	25	72
PIK interest income	414	1,201
Other income	276	1,187
Non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	48	45
Dividend income	311	312
PIK interest income	19	16
Other income	—	—
Controlled investments:
Interest income (excluding PIK interest income)	9,101	7,157
Dividend income	—	—
PIK interest income	522	319
Other income	240	—

Total Investment Income	$53,404	$50,553

Expenses
Management fees	$8,949	$8,813
Performance-based incentive fees	1,396	—
Interest and other debt expenses	16,377	12,662
Administrative services expense	1,286	1,271
Other general and administrative expenses	2,206	2,538

Total expenses	$30,214	$25,284

Management fee offset rebate	$(75)	$—
Expense reimbursements	(228)	(76)

Net Expenses	$29,911	$25,208

Net Investment Income	$23,493	$25,345

Net Realized and Change in Unrealized Gains (Losses)
Net realized gains (losses):
Non-controlled/non-affiliated investments	$314	$279
Non-controlled/affiliated investments	—	—
Controlled investments	—	—
Foreign currency transactions	(22)	(184)

Net realized gains (losses)	$292	$95

Net change in unrealized gains (losses):
Non-controlled/non-affiliated investments	$(11,315)	$6,826
Non-controlled/affiliated investments	(3,490)	9,998
Controlled investments	(7,575)	(10,026)
Foreign currency translations	4,254	(94)

Net change in unrealized gains (losses)	$(18,126)	$6,704

Net Realized and Change in Unrealized Gains (Losses)	$(17,834)	$6,799

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,659	$32,144

Earnings (Loss) Per Share — Basic	$0.09	$0.49

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Important Information

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus dated July 14, 2020, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. A shelf registration statement relating to certain securities of the Company is on file with and has been declared effective by the SEC. Any offering may be made only by means of a prospectus and any accompanying prospectus supplement. Before you invest, you should read the base prospectus in that registration statement, the preliminary prospectus and any documents incorporated by reference therein, which the issuer has filed with the SEC, for more complete information about the Company and an offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.

The information in the preliminary prospectus and in this announcement is not complete and may be changed. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of dates noted herein. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About Apollo Investment Corporation

Apollo Investment Corporation (NASDAQ: AINV) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in directly originated first lien senior secured loans in private middle-market companies. To a lesser extent, the Company may invest in other types of securities including second lien senior secured loans, unitranche loans, unsecured loans, and equities in both private middle market companies and public companies. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, Inc., a leading global alternative investment manager. For more information, please visit www.apolloic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; our contractual arrangements and relationships with third parties; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual

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results to differ materially from our historical experience and our present expectations. Statements regarding the following subjects, among others, may be forward-looking: the continuing effects of the COVID-19 pandemic; and steps taken by governmental and other authorities to contain, mitigate, and combat the pandemic or treat its impact on our financial condition, results of operations, liquidity, and capital resources; changes in general economic conditions, including the impact of supply chain disruptions, or changes in financial markets, and the risk of recession; changes in the interest rate environment and levels of general interest rates and the impact of inflation; the return on equity; the yield on investments; the ability to borrow to finance assets; new strategic initiatives; the ability to reposition the investment portfolio; the market outlook; future investment activity; and risks associated with changes in business conditions and the general economy. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact

Elizabeth Besen

Investor Relations Manager

Apollo Investment Corporation

212.822.0625

ebesen@apollo.com